1st Quarter Earnings April 17, 2025 Exhibit 99.3

2 First Quarter Overview Continue to deliver consistent, sustainable long-term performance (1) Non-GAAP, see appendix for reconciliation. (2) Peers include CFG, CMA, FHN, FITB, HBAN, HWC, KEY, MTB, PNC, SNV, TFC, USB, ZION. Key Performance Metrics 1Q25 Reported Adjusted(1) Net Income Available to Common Shareholders $465M $487M Diluted Earnings Per Share $0.51 $0.54 Total Revenue $1,784M $1,809M Non-Interest Expense $1,039M $1,035M Pre-Tax Pre-Provision Income(1) $745M $774M Efficiency Ratio 57.9% 56.8% Net-Charge Offs / Avg Loans 0.52% 0.52% Return on Average Tangible Common Equity(1) 17.72% 18.58% Highlights • Consistently generating top-quartile returns in our peer group(2) • Continued focus on disciplined capital allocation and risk-adjusted returns • Benefiting from loyal customer base, attractive footprint & diverse balance sheet with solid capital, robust liquidity and prudent credit risk management • Proactive hedging strategies position Regions for success in an array of economic conditions • Delivering consistent, sustainable, long- term performance while remaining focused on soundness, profitability, & growth

3 Longstanding Strategic Priorities Committed to: • Diversified Revenue Streams • Appropriate Risk Adjusted Returns • Disciplined Expense Management Profitability Strategically Investing in: • Top quartile organic loan & deposit growth over the last 5 yrs vs. peers(1) • Non-bank M&A, expanding products and capabilities • Talent, technology, products & services, driving organic growth • Leverage superior growth of the core footprint: 3.5% projected population growth; Top 3 among peer group(1) Growth Relentless focus on: • Credit Risk Management • Interest Rate Risk Management • Capital and Liquidity Management • Operational & Compliance Risk Management Soundness (1) Source: S&P Cap IQ and SEC Reporting. Avg loan and deposit balance changes from FY19 to FY24. Peer balances have been adjusted for merger & acquisition activity: CFG, FHN, FITB, HBAN, HWC, MTB, PNC, SNV, TFC, USB. Other peers include CMA, KEY, ZION. Generating Consistent Sustainable Long-term Performance

4 Faster Earnings Growth and Top Returns Supports a higher P/E multiple 9.0% 9.7% 11.0% 17.6% 14.9% 9.2% 21.4% 24.1% 21.9% 17.8% 12.0% 11.0% 12.0% 17.0% 14.7% 8.5% 16.5% 19.3% 16.4% 14.3% RF Peer Median 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 (1) Non-GAAP; see Appendix for RF reconciliation. Peers' source is S&P Cap IQ and includes CFG, CMA, FHN, FITB, HBAN, HWC, KEY, MTB, PNC, SNV, TFC, USB, ZION. Rank: 1 Rank: 1 Rank: 1Rank: 1 5 Year EPS CAGR 8% 7% 5% 4% 1% —% (1)% (1)% (2)% (3)% (4)% (9)% Peer 1 Peer 2 RF Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 1 0 Peer 1 1 10 Year EPS CAGR 11% 10% 9% 9% 7% 7% 7% 7% 5% 5% 4% 2% Peer 3 Peer 2 RF Peer 9 Peer 4 Peer 1 0 Peer 7 Peer 1 Peer 6 Peer 1 1 Peer 5 Peer 8 Peer Leading ROATCE(1) For 4 Straight Years Peer Median: (1)% Peer Median: 7%

5 2.5% 1.8% Peer Median RF Capital Strength Robust capital balances and strong organic capital generation position Regions well for full range of potential economic conditions • Hedge program introduced in 2018 to protect NIM against falling interest rates was highly effective • Actions taken in 2022 and beyond to protect NIM if rates decrease now fully active • Stable organic capital generation is a strong first line of defense against losses 2024 CCAR Capital Degradation(1) Proactive Interest Rate Hedging Capital Resiliency (1) CET1 degradation results from the Federal Reserve's modeled results for the Severely Adverse Scenario in 2024 Stress Test. (2) Pro forma Post-Stress Capital calculated using 4Q24 reported CET1 and the Federal Reserve's modeled capital degradation in 2024 Stress Test. (3) PPI Coverage of Stressed Losses is calculated as the Federal Reserve's modeled 9-quarter PPI divided by 9-quarter Provision Expense in the 2024 Stress Test. Peers include CCAR participants: CFG, FITB, HBAN, KEY, MTB, PNC, TFC, USB. Source: 2024 Federal Reserve Stress Test Results - June 2024; FR Y-9C 10.80% 10.57% 10.63% 11.68% 10.52% 10.53% 10.80% 11.92% 11.53% 6.70% 7.97% 8.23% 8.38% 8.72% 8.93% 9.00% 9.32% 9.33% 4.1% 2.6% 2.4% 3.3% 1.8% 1.6% 1.8% 2.6% 2.2% Pro forma Post-Stress CET1 CCAR 2024 Degradation Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 RF Peer 7 Peer 8 37.4% 52.0% 53.8% 59.4% 63.1% 66.5% 70.5% 71.8% 75.9% Peer 1 Peer 4 Peer 7 Peer 2 Peer 8 Peer 3 Peer 6 Peer 5 RF • Prudent risk management evident in Federal Reserve's stress testing results Pro Forma Post-Stress Capital(2) Pre-Tax Pre-Provision Income Coverage of Stressed Losses(3)

6 QoQ Highlights & Outlook • Avg loans remained relatively stable while ending loans declined 1% • Avg business loans remained stable; Customers carrying more liquidity & utilization rates remain below historic levels • Pipelines and commitments continue to trend higher, with clients ready for expansion, though it's too early to assess the full impact of tariffs on loan demand • Avg consumer loans decreased ~1% led by seasonal declines in HIFi (Home Improvement Financing) and mortgage • Expect FY 2025 average loan balances to be relatively stable, compared to 2024 $96.9 $96.7 $95.7 $63.6 $63.5 $62.9 $33.3 $33.2 $32.8 1Q24 4Q24 1Q25 $97.4 $96.4 $96.1 $64.0 $63.2 $63.1 $33.4 $33.2 $33.0 1Q24 4Q24 1Q25 Average Loans & Leases ($ in billions) Business LoansConsumer Loans Ending Loans & Leases ($ in billions) Loans Stable loan trends with cautious optimism for growth

7 QoQ Highlights & Outlook • Avg deposits increased 1% and ending deposits increased 3%, typical for 1Q tax seasonality as well as customer preference for liquidity amid the uncertain environment • NIB mix has remained steady in the low 30% range, despite IB deposit growth • Expect 2Q balances to be roughly flat, as tax payments are offset by relationship deepening and new customer growth in priority and core markets • Ongoing caution may lift balances near- term, expect FY 2025 average deposits to be stable to modestly higher compared to 2024 $129.0 $127.6 $131.0 $81.1 $78.6 $80.6 $37.1 $38.4 $39.7 $7.8 $7.7 $7.8 $3.0 $2.9 $2.9 1Q24 4Q24 1Q25 $127.1 $126.5 $127.7 $79.2 $78.5 $78.7 $37.1 $37.4 $38.3 $7.7 $7.5 $7.6 $3.1 $3.1 $3.1 1.56% 1.47% 1.40% 1Q24 4Q24 1Q25 (1) Other deposits represent non-customer balances primarily consisting of wholesale funding (for example, Eurodollar trade deposits, selected deposits and brokered time deposits). (2) IB deposit costs were 2.02%, 2.13%, and 2.31% in 1Q25, 4Q24, and 1Q24, respectively. Average Deposits by Segment ($ in billions) Deposits Relationship deepening and customer acquisition support stabilizing deposit trends Wealth Mgt Other(1) Consumer Bank Corporate Bank Ending Deposits by Segment ($ in billions) Total Deposit Costs(2)

8 $1,230 1,220 $1,213 $1,194 Ex cl . N on -R ec ur rin g(1) • NII -3% QoQ (down less than -1% excluding non-recurring items and two fewer days); NIM decreased 3bps to 3.52% • Pressure from loan balances, fee activity, and spread compression associated with mix shift to higher-rated credits • Benefits from hedging and lower deposit costs offset contractual floating rate exposure (i.e., loans, cash, borrowings) • Elevated long-term interest rates increase new production fixed-rate asset yields • Sold ~$500M of securities at $25M pre-tax loss(3); Reinvested proceeds at higher market yields Securities RepositionHedges (1) Non-recurring items benefiting 4Q24 NII include seasonal HR asset dividends and positive loan accrual adjustments; non-recurring items reducing 1Q25 NII include 2 fewer days (normalizing to 92 day quarter) and a negative lease adjustment. (2) Market rate impacts include contractual loan, cash and borrowings repricing; fixed asset turnover at higher market rates; loan and securities spread migration; and securities premium amortization net discount accretion. (3) See appendix for comprehensive securities repositioning details. (4) Measuring from 3Q24 interest-bearing costs and peak Fed Funds of 5.50%. Market Rates(2)/ Spreads 1Q25 4Q24 +3bps -2bps-12bps +$11M -$8M-$42MNII NIM NII & Margin Performance NII protected from falling short-term rates; growth from steeper curve/securities repositioning Loan Bals / Fees +$3M +1bps $1,197 $1,243 $1,206 3.55% 3.55% 3.52% 1Q24 4Q24 1Q25 NII NIM -$36M Deposit Cost/Mix FTE NII and NIM ($ in millions) NII Attribution ($ in millions) Drivers of NII and NIM +8bps +$29M Neutral Market Rate Impacts 2.34% 2.13% 2.02% 2.37% 1.98% Qtrly Int-Bearing Rates Mnthly Int-Bearing Rates 3Q24 4Q24 1Q25 1.90% 2.00% 2.10% 2.20% 2.30% 2.40% Interest-bearing Deposit Cost Trend 1Q cycle to date interest- bearing deposit beta(4) = 32% (34% excl. growth in higher yielding deposit types) Re po rt ed Re po rt ed Ex cl . N on -R ec ur rin g(1) -$7M -3bps Cash - -1bps Exit rate lower given continued CD repricing -3bps

9 Expectation: NII expected to grow in 2025, with fixed-rate asset turnover and funding cost management as the primary drivers; opportunity if balance sheet growth accelerates in 2H25 • 2Q25 NII to increase ~3% vs 1Q25, from day count, the removal of 1Q nonrecurring items, fixed rate asset turnover and deposit cost management • 2025 NII expected to grow between 1 – 4%; NIM increase to 3.60% by 4Q25 2025 NII(1) Expected Range and Assumptions Resilient NII expected to grow in 2025 under a wide range of possible outcomes (1) NII represents non-FTE Net Interest Income. ** No additional strategic/in-organic balance sheet changes included in 2025 expectations (e.g. securities repositioning). +4% +1% • Lower long-term interest rates / flatter yield curve (10-year below 4%) • Declining loan and/or deposit balances • Falling rate deposit beta below mid-30%s; decreasing non-interest bearing deposit mix Current Outlook Upper End Lower End • ~4.35% 10-year U.S. Treasury yield and three fed funds cuts in 2025 • Average loan balances relatively stable and deposit balances stable to modestly higher • Mid-30%s int-bearing deposit beta; Non-interest bearing deposit mix stable in the low-30%s • Higher long-term interest rates / steeper yield curve (10-year 4.70% and above) • Accelerating loan and/or deposit balance growth • Falling rate deposit beta above mid-30%s; increasing non-interest bearing deposit mix Net Interest Income Trend ($M) NII 2025 NII Guidance Range 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 $3,000 $4,000 $5,000 Return to long-term growth trajectory after post-pandemic normalization

10 QoQ Highlights & Outlook • NIR remained stable on an adjusted(1) basis and increased slightly on a reported basis, which included a $25M pre-tax loss on securities repositioning in 1Q (similar to 4Q amount) • Service charges increased ~4% primarily driven by an increase in Treasury Management; 1Q TM reflects record quarterly revenue benefiting from seasonal increases • Wealth Management increased 2% generating record quarterly revenue reflecting increased sales activity • Card & ATM fees benefited from a $9M reward accrual adjustment in 4Q, which did not recur • Capital markets income declined, driven by lower M&A, real estate related income and syndication activity; Expect revenue to reach ~$100M over time, with near-term projections of ~$80 – $90M • Mortgage income increased 14% driven by higher rates and slower prepayments, boosting MSR net hedge results • Expect FY25 adjusted non-interest income to grow between 1 – 3% vs PY $613 $615 $615 1Q24 4Q24 1Q25 ($ in millions) Change vs 1Q25 4Q24 1Q24 Service charges $161 3.9% 8.8% Wealth management income 129 2.4% 8.4% Card and ATM fees 117 3.5% 0.9% Capital markets (Ex CVA/DVA) 81 (17.3)% (12.9)% Mortgage income 40 14.3% (2.4)% Non-Interest Income (1) Non-GAAP; see appendix for reconciliation. $563 $585 $590 1Q24 4Q24 1Q25 Non-Interest Income ($ in millions) Adj. Non-Interest Income(1) ($ in millions)

11 QoQ Highlights & Outlook • NIE remained relatively stable on a reported basis and increased ~1% on an adjusted(1) basis, driven primarily by a 1% increase in S&B, including one month of merit, payroll tax resets and 401(k) matching • Seasonal increase in S&B was lower than expected due to reduced headcount and incentive comp; Talent investments in priority markets remain underway, with 2Q S&B expected to be up modestly compared to 1Q • Committed to prudent expense management, focusing on largest categories - S&B, occupancy and vendor spend • Expect FY25 adjusted NIE (inclusive of investments) to be flat to up ~2%; Expect to generate full year adjusted positive operating leverage in the 50 – 150bps range $1,131 $1,038 $1,039 64.3% 56.8% 57.9% Non-interest expense Efficiency ratio 1Q24 4Q24 1Q25 $1,097 $1,029 $1,035 $22 $— 60.6% 55.4% 56.8% Adjusted non-interest expense Incremental operational losses Adjusted efficiency ratio 1Q24 4Q24 1Q25 Non-Interest Expense (1) (1) Non-Interest Expense ($ in millions) Adj. Non-Interest Expense(1) ($ in millions) $3,387 $3,419 $3,434 $3,443 $3,541 $3,698 $3,886 $4,262 $4,227 $135 $22 Adjusted non-interest expense Incremental operational losses Include expenses associated with acquisitions 2016 2017 2018 2019 2020 2021 2022 2023 2024 2.8% CAGR Adj. Non-Interest Expense(1) ($ in millions) (1) (2) (1) Non-GAAP; see appendix for reconciliation. (2) 2Q20 acquisition of Ascentium Capital and 4Q21 acquisitions of EnerBank, Sabal Capital Partners, and ClearSight Advisors.

12 QoQ Highlights & Outlook • 1Q annualized NCOs totaled 52bps, up 3bps, driven by loans in previously identified portfolios of interest, as expected and already reserved for • NPLs decreased 8bps to 88bps, below our pre-pandemic historical average of 107bps; Business services criticized loans increased 4% • Provision was approximately equal to NCOs at $124M and the resulting ACL ratio remained relatively stable at 1.81% as declines from specific reserves and portfolio changes were offset by economic and qualitative adjustments • "Through-the-cycle" NCO range remains 40-50bps; Expect FY25 NCOs to be toward the upper end of this range attributable primarily to credits within previously identified portfolios of interest that are already reserved for (1H25 NCOs expected to be higher than 2H25) Asset Quality Customers remain healthy - Credit Metrics within expectations $1,731 $1,729 $1,730 1.79% 1.79% 1.81% 191% 186% 205% ACL ACL/Loans ACL/NPLs 1Q24 4Q24 1Q25 $121 $119 $123 0.50% 0.49% 0.52% NCOs NCOs Ratio 1Q24 4Q24 1Q25 $906 $928 $843 0.94% 0.96% 0.88% NPLs - excluding LHFS NPL/Loans 1Q24 4Q24 1Q25 (1) $ in Millions. Net Charge-Offs(1) Allowance for Credit Losses (ACL)(1) Non-Performing Loans (NPLs)(1)

13 QoQ Highlights & Outlook • Declared 1Q common dividends of $226M or $0.25 per share and executed $242M in share repurchases • Dividend payout target of 40-50% of earnings • In near term, will manage adjusted CET1(1)(4) (inclusive of AOCI) closer to the lower end of 9.25 – 9.75% operating range • Common book value per share of $18.70 and Tangible common book value per share(4) of $12.29, an 11.6% and 17.9% increase respectively YoY • Total Liquidity Sources well above required levels as informed by internal liquidity stress testing; Fed cash is elevated largely from tax season impacts on deposits which normalize in April • Including capacity at the discount window, liquidity to uninsured deposits ratio is ~190%(5) 10.3% 10.8% 10.8% 1Q24 4Q24 1Q25 Capital and Liquidity Managing capital flexibility to support growth and shareholder returns 11.6% 12.2% 12.2% 1Q24 4Q24 1Q25 Tier 1 Capital Ratio(1) Common Equity Tier 1 Ratio(1) Position ($B) as of 4Q24 1Q25 Cash at the Federal Reserve(2) $ 7.7 $ 10.9 Unencumbered Investment Securities(3) 23.1 24.1 Federal Home Loan Bank Availability 10.2 10.8 Discount Window Availability 21.6 22.1 Total $ 62.6 $ 67.9 (1) Current quarter ratios are estimated. (2) Fed master account closing balance only. Does not include other small in transit / processing items included in Call Report or SEC reports. (3) Unencumbered Investment Securities comprise securities that are eligible as collateral for secured transactions through market channels or are eligible to be pledged to the Federal Home Loan Bank, the Federal Reserve Discount Window, or the Standing Repo Facility. (4) Non-GAAP; see appendix for reconciliation. (5) This ratio excludes intercompany and secured deposits. Total Liquidity Sources

14 Common Equity Tier 1 10.4% 10.6% 10.8% 10.8% 8.2% 9.1% 8.8% 9.1% Reported CET1 Ratio Adjusted CET1 Inclusive of AOCI Operating Range 2Q24 3Q24 4Q24 1Q25 CET1 Under Basel III Endgame (B3E) B3E Update • B3E has yet to be finalized but expect AOCI to be included in Regulatory Capital • CET1 inclusive of AOCI increased linked-quarter given lower interest rates as well as solid capital accretion and volatility management activities in the quarter ◦ CET1 adjusted to include AOCI at 3/31 improved 30 bps to an estimated 9.1%(2) ◦ In the near term, expect to manage CET1 inclusive of AOCI closer to the lower end of our 9.25% - 9.75% Operating Range; Creates meaningful flexibility Volatility Management • Reclassified Available-for-Sale securities into Held- to-Maturity to reduce volatility; ~17% of portfolio in HTM at quarter-end ◦ $1.0B transfer in 1Q25 and another $1.0B in early 2Q25 ($4.5B in 2H24)(3) ◦ Added $0.8B AFS swaps in 1Q25 and another $0.5B in early 2Q25 ($2.0B in 2H24) • Over time, we will consider additional actions to further manage AOCI volatility: ◦ Held-to-Maturity ◦ Derivative Hedging ◦ Asset Selection (1) (1) Current quarter ratio is estimated. (2) Non-GAAP; see appendix for reconciliation. (3) Transferred another $1B of AFS to HTM in early April 2025 bringing current mix of HTM / total securities to ~20%. (2) Operating Range | 9.25% - 9.75%

15 Expectations for 2Q25 & Beyond(3) • NII expected to grow in 2025, with fixed-rate asset turnover and funding cost management as the primary drivers; opportunity if balance sheet growth accelerates in 2H25 ◦ 2Q25 NII to increase ~3% vs 1Q25 • NIM increase to 3.60% by 4Q25 • Expect Capital Markets quarterly revenue to be ~$80-$90M in the near-term • Expect to generate FY adjusted positive operating leverage(1)(2) in 2025 in the 50 – 150 bps range • In the near term expect to manage adjusted CET1(1)(2) (inclusive of AOCI), closer to the lower end of our 9.25 – 9.75% operating range 2025 Expectations (1) Non-GAAP, see appendix for reconciliation of historical amounts. (2) Due to the complexity and inherent difficulty in forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Company’s control or cannot be predicted without unreasonable effort, a reconciliation of these forward-looking non-GAAP measures to their most directly comparable GAAP financial measures has not been provided. The reconciliation of these forward-looking non- GAAP financial measures to their comparable GAAP financial measures following the end of 2025 is expected to be consistent with the historical reconciliation of such measures. (3) Expectations assume recent market rate levels including a 4.35% 10-year Treasury yield and three, 25 basis point Fed Funds cuts this year. FY 2025 Expectations Net Interest Income (vs. 2024 of $4,818) up 1 – 4%(3) Adjusted Non-Interest Income (vs. adjusted 2024 of $2,473)(1) up 1 – 3%(2) Adjusted Non-Interest Expense (vs. adjusted 2024 of $4,227)(1) flat to up ~2%(2) (Inclusive of investments) Average Loans (vs. 2024 of $97,036) relatively stable Average Deposits (vs. 2024 of $126,615) stable to modestly higher Net Charge-Offs / Average Loans 40 – 50 bps (Expect to be toward upper end ) Effective Tax Rate 20 – 21%

Appendix

17 2.46 2.57 2.63 1Q23 1Q24 1Q25 3.50 4.35 5.03 1Q23 1Q24 1Q25 166 183 188 1Q23 1Q24 1Q25 22.3% 24.2% 24.6% 32.3% 30.8% 31.3% 45.4% 45.0% 44.1% 1Q23 1Q24 1Q25 2.9 6.0 4.9 1Q23 1Q24 1Q25 73% 75% 78% 27% 25% 22% 1Q23 1Q24 1Q25 Growth in Digital Mobile Banking Log-Ins (Millions) Customer Transactions(2)(3) Deposit Transactions by Channel Mobile Banking Active Users (Millions)(1) Digital Credit Card Sales (Accounts in Thousands) (5) Digital Non- Digital Mobile ATMBranch +44% +14% 25% 17% 24% 73% 81% 74% 2% 2% 2% 1Q23 1Q24 1Q25 Digital Branch Contact Center Consumer Checking Sales by Channel(4) Customer Satisfaction Zelle Transactions (Millions)Sales & TransactionsDigital Usage +7% (1) Total number of unique customers who have successfully authenticated and logged into the mobile app at least once within the last 90 days. (2) Digital transactions represent online and mobile only; Non-digital transactions represent branches, contact centers and ATMs. (3) Transactions represent Consumer customer deposits, transfers, mobile deposits, fee refunds, withdrawals, payments, official checks, bill payments, and Western Union. Excludes ACH and Debit Card purchases/refunds. (4) Includes cross-channel sales capabilities through digital banker dashboard applications. Additional fraud controls in digital channels placed in 4Q23. (5) Includes digital and pre-approved credit card accounts opened. (6) J.D. Power 2024 U.S. Banking Online Satisfaction Study; among banks with $70B to $200B in deposits, which measures customer satisfaction with financial institutions’ website experience for banking account management. Visit jdpower.com/awards for more details. +72% Mobile App Online Banking(6) #1 in Customer Satisfaction for Regional Bank Online Experiences for four of the past five years Average 4.9 out of 5 rating from iOS app store users

18 Investments in Our Businesses Investments in talent, technology and strategic acquisitions continue to pay off • Continuing to drive growth in our primary priority and core markets by adding 11 locally placed resources in Treasury Management and Commercial Banking in 1Q25 • Treasury Management revenue increased 10.9% YoY, achieving a new record quarter in 1Q25 driven by client base growth of 9.4%(1) • Ascentium Capital loan production is up 12% vs 1Q24, contributing to growth are transactions originated through cross-marketing relationships with the Commercial Bank & Branch network • Leveraging advanced technology including natural language processing to evaluate & score over 17K individual product opportunities for Shared National Credit (SNC) clients • Launched Embedded ERP Finance in January to enable clients to seamlessly connect financial data to their enterprise resource planning (ERP) systems Corporate • Growing and retaining primary relationships by reskilling ~300 bankers to focus on small business opportunities and reallocating ~300 bankers to align talent depth with highest opportunity across key customer segments • Recruiting and growing Mortgage producers in key growth markets by an incremental ~50 mortgage loan officers • Delivering on localized strategies leveraging key sponsorships and campus activations including conducting ~6k financial education workshops in 1Q25 • 25% growth in home equity production driven by initiatives to capture improving consumer interest • Mobile App mobile users increased 2% YoY; New Mobile App launch scheduled for the end of 2Q25 Consumer • Record 1Q25 NIR, up 10% vs 1Q24 • 1Q25 average Loan balances up 4% YoY • Relationship growth of 8%(2) • Investing in our Associates through our Next Level Advisor Development Program to equip our advisors with Wealth Planning knowledge and guidance around key tactics and trends • Bolstered in-house research capabilities including Wealth Planning, NextGen and Wealth Transfer, and Industry Trends • Launched social media program for client-facing associates to deliver compliant content through LinkedIn • Published spring edition of the Wealth Insights magazine focused on philanthropic giving Wealth (1) Represents increase from February '24 to February '25. (2) Total Wealth Management Relationships as of February '24 from February '25.

19 ☐ Core Modernization ☐ Loan System ☐ Deposit System ☐ General Ledger ☐ Enhanced Mobile & Digital Experiences ☐ Small Business Digital Origination Platform Investing in People, Enabled with Technology in Markets with Highest Opportunity Investing in Banker Expansion Over the next 3 years, will invest in Talent across the Footprint in key areas of opportunity: By hiring and converting skilled Bankers with local market expertise (1) Provides bill payment, accounts payable and receivable, and invoice generation – streamlining all the tools needed to run a business. (2) Provides real-time cash management analysis for clients. (3) Identifies personalized solutions for small business owners. (4) Insights for mortgage lending officers. (5) Small Business defined as companies with $0M-$5M in annual revenue. Growth represents average deposit FY19 through FY24. (6) Dunn & Bradstreet. Priority markets include: Tampa, Orlando, Miami/ SFL, Houston, Dallas/FW, Nashville, Atlanta, and Huntsville. Investments in Technology Personalization Powered by AI ☑ CashFlowIQ(1) ☑ CashFlow Advisor(2) ☑ SmallBusinessIQ(3) ☑ Mortgage Analytics Pro(4) Commercial and Middle Market Small Business Opportunity ~12M Small Business Companies in Regions' Footprint (~400k RF customers today driving $2.6B or 30% avg. deposit growth since '19; $1.1B or 41% within priority growth markets)(5)(6) ~5M in priority markets ~80 Increase in Middle Market and Small Business Relationship Managers ~10 Incremental Treasury Management Bankers ~300 Reskilling Branch Sales Bankers to Focus on Small Business Opportunities ~300 Reallocating Branch Bankers to Optimized Markets with Greatest Growth Potential ~50 Incremental Mortgage Loan Originators ~30 Incremental Wealth Associates Consumer and Wealth Associates

20 Asset Hedge Notional (1) Floating rate leg of swaps vs overnight SOFR. (2) Net Asset Swap Position equals Receive-Fixed Cash Flow Swaps - Loans minus Pay-Fixed Fair Value Swaps - AFS Securities. (3) Collars use short interest rate caps to pay for long interest rate floors; weighted avg. floor of 1.86%, weighted avg. cap of 6.22%. (4) Cash flow swaps typically have a different day count convention than fair value swaps, resulting in a lower fixed rate. (Quarterly Avg) 3.02% 3.08% 3.18% 3.33% 3.58% 3.57% 3.65% 3.97% 3.96% 3.89% 3.88% 3.88% 3.86% 3.85% 2025 2026 2027 2028 2029 2030 2031 $21.5B $21.0B $19.7B $15.2B $10.3B $8.9B $3.9B $3.0B $3.0B $2.8B $2.5B $2.2B $1.2B $1.0B $18.5B $17.9B $16.9B $12.7B $8.1B $7.7B $2.9B (Annual Avg) as of 3/31/2025 1Q25 2Q25 3Q25 4Q25 Receive-Fixed, Cash Flow Swaps - Loans $21.8B $20.9B $21.6B 21.5B Pay-Fixed, Fair Value Swaps - AFS Securities $2.6B $3.1B $3.1B $3.1B Net Asset Swap Position(2) $19.2B $17.8B $18.5B $18.4B Receive-Fixed, Cash Flow Swaps - Loans Cash Flow Swap Receive Rate(1) 3.01% 3.05% 3.06% AFS Fair Value Swap Pay Rate(1) 3.97% 3.97% 3.97% $2.0B $2.0B $2.0B $1.0B $0.0B $0.0B $0.0BCash Flow Collars - Loans(3) $2.0B $2.0B $2.0B $2.0B Cash Flow Collars - Loans(3) Hedging Strategy Update Mostly "neutral" rate risk position protects margin & decreases capital volatility Cash Flow Hedging - Focused on decreasing NIM volatility • Added $0.5B in forward-starting receive-fixed swaps (3.7%) • Added $0.5B in spot-starting received-fixed swaps (3.8%)(4) to offset interest rate risk associated with fair value, AOCI hedges Pay-Fixed, Fair Value Swaps - AFS Securities Net Asset Swap Position(2) 1Q25 Asset Hedging Activity Fair Value Hedging - Focused on decreasing AOCI volatility in the AFS portfolio • Added $0.8B in pay-fixed swaps (3.9%)(4) with avg maturity in 2031

21 • Portfolio constructed to protect against changes in market rates ◦ Duration of ~4.2 years (AFS ~3.9 years) as of 3/31/2025; provides offset to long-duration deposit book ◦ ~23% of securities in the portfolio are bullet-like (CMBS, corporate bonds, agency bullets, and USTs) ◦ MBS mix concentrated in less sensitive prepayment collateral types: lower loan balances, seasoning, and state-specific geographic concentrations • 98% US Government or Agency guaranteed ◦ ~$620M high quality, investment grade corporate bond portfolio is short-dated (<2.0 year duration) and well diversified across sectors and issuers ◦ The Agency CMBS portfolio is guaranteed by government agencies and is collateralized by mortgage loans on multifamily properties • 83% classified as Available-for-Sale; 17% Held-to-Maturity(3) • Transferred $1B of AFS securities into HTM • Sold ~$480M of AFS securities, realizing $25M in pre-tax losses ◦ Proceeds were reinvested at higher current market yields; +2.9% above sales (~2.7yr payback) ◦ The portfolio mix, duration, and liquidity profile were largely unchanged (extended portfolio duration 0.05yrs) • Reinvestment of paydowns/maturities accretive to portfolio yield by ~2.1% (excludes reinvestment of sales proceeds) Agency/UST 8% Agency MBS 75% Agency CMBS 15% Corporate Bonds 2% Securities Portfolio Provides downside rate protection/liquidity Securities Portfolio Composition(1)(3) $31.1B Securities AOCI Burn Down and Impact to CET1(2) AO CI L os s ( $M ) Cum ulative CET1 Im pact 989 774 601 430 656 568 477 386 $1,645 $1,341 $1,078 $817 —% 0.25% 0.46% 0.67% AFS HTM Est. CET1 Impact 3/31/2025 YE 2025E YE 2026E YE 2027E $— $500 $1,000 $1,500 $2,0001Q25 Activity AFS, 83% HTM, 17% (1) Includes AFS securities, the $1.32B unrealized AFS loss, and HTM securities as of 03/31/2025. (2) Estimated Tax-Adjusted AOCI, current portfolio, market forward interest rates, and Risk Weighted Assets as of 03/31/2025. (3) Transferred another $1B of AFS to HTM in early April 2025 bringing current mix of HTM / total securities to ~20%. $31.1B

22(1) NII estimate and payback assumptions use Market Forwards as of trade completion dates. (2) Point in time impact; portfolio duration is naturally shortening and repositioning provides offset. Securities Portfolio - Repositioning Provides efficient use of capital/downside rate protection Rationale for Securities Repositioning Efficient Capital Use Portfolio Management Favorable Market • Superior returns vs alternatives (including share repurchases) • Capital neutral w/ full AOCI look through Annual NII Impact (1) ($ in Millions) $43 $94 $80 $57 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 2024 2025E 2026E 2027E • High absolute market rates and a steepening yield curve enhance attractiveness Repositioning Summary Multiple, distinct securities repositioning strategies occurred in 2024 and 2025 • Sold mostly shorter-duration agency CMBS • Replaced with residential agency MBS with favorable prepayment protection/profiles and higher market yields • Maintained duration on naturally shortening portfolio • Provides flexibility for relative value decision making • Replace short- duration bonds that provide little falling rate protection Execution $ Sold Losses Realized Purchase Yield - Sales Yield Payback Period (1) Duration Extension(2) Q1 2024 $1.3B $50M 1.9% 2.1yrs 0.15yrs Q2 2024 $980M $50M 2.4% 2.6yrs 0.07yrs Q3 2024 $1.3B $75M 2.6% 2.7yrs 0.18yrs Q4 2024 $696M $30M 2.2% 2.7yrs 0.04yrs Q1 2025 $478M $25M 2.9% 2.7yrs 0.05yrs Total $4.8B $230M 2.3% 2.5yrs 0.49yrs

23 Continuous Improvement in Risk Management Our commitment to strengthening credit risk disciplines and intentional portfolio shaping over the past decade leaves us well positioned for sound, profitable growth Strong Origination Disciplines Aligned with Comprehensive Risk Framework ☑ Enhanced risk framework through expanded controls, policies and procedures ☑ Invested in data, analytics and market benchmarks to provide early-warning indicators and dynamic industry outlooks ☑ Centralized credit products underwriting, servicing, and exposure management within specialized lending units and enhanced approval structure for higher-risk portfolios ☑ Advanced risk rating methodologies and stress testing capabilities ☑ Modified incentive plans and pricing frameworks to better promote risk- reward alignment Active Portfolio Management and Non-Core Business Exits ☑ Derisked Commercial Real Estate Portfolio diversifying into less cyclical sectors ☑ Focused growth in higher quality relationships and segments including investment grade utilities, REITs, asset securitizations, and subscription lines ☑ Actively reduced percent of portfolio comprised of leveraged loans and other higher risk segments ☑ Exited, reduced, or realigned portfolios (Oil Field Services, SoFi, GreenSky, Indirect Auto lending) ☑ Exited non-core businesses including Regions Insurance and Morgan Keegan ☑ Enhanced interest rate risk management through proactive hedging strategies Case Studies in Portfolio De-Risking 22% 16% 14% Co ns tr uc tio n an d La nd 2010 2020 2024 2010 2020 2024 In ve st m en t G ra de Eq ui va le nt s O ilf ie ld S er vi ce s 20% 29% 36% 36% 17% 14% % of Real Estate Loans % of Business Loans % of Energy Loans 2010 2020 2024

24 0.88% —% 0.50% 1.00% 1.50% 2.00% 2.50% 0.52% —% 0.50% 1.00% 1.50% 2.00% Historical Credit Profile Non-Performing Loans Total Net Charge-Offs 1Q20 1Q25 4Q221Q20 4Q22 1Q25 • Non-Accrual and loss rate levels have reverted to historical pre-pandemic ranges as expected Average Pre-Pandemic 0.46% Average Pandemic 0.35% Average Pre-Pandemic 1.07% Average Pandemic 0.64% 1Q13 1Q13

25 Commercial Real Estate (Outstanding balances as of March 31, 2025) Highly Diversified Portfolio (IRE including Unsecured CRE) (1) Excludes $5.2B of Owner-occupied CRE whose source of repayment are individual businesses, and whose credit performance resembles Commercial during periods of stress. (2) Based off 12/31/2024 Risk Based Capital estimate. Supervisory limits in the December 2006 joint regulatory issuance "Guidance on Concentrations in Commercial Real Estate Lending, Sound Risk Management Practices". Res. Homebuilders 8.5% Other 3.1% Hotel 4.9% Healthcare 7.8% Retail 8.9% Residential Land 0.4% Office 8.8% Data Center 1.0% Diversified 10.9%Industrial 14.9% Commercial Land 0.3% Self Storage 2.0% Apartments 28.5% $15.8B $ in billions % of Total Loans Unsecured CRE (incl. REITS) $ 7.0 7.3 % IRE 8.8 9.2 % Total(1) $ 15.8 16.5 % Yearly Loan Maturities 3% 22% 31% 26% 11% 5% 2% Multi-Family Office Other Real Estate Total Real Estate Matured 2025 2026 2027 2028 2029 >5years $— $1,000 $2,000 $3,000 Office 4% Data Center 3% Diversified 16% Apartments 5% Hotel 12% Industrial 26% Other 6% Self Storage 6% Retail 22% REITs within Total: $5.2B • Unsecured loans for RE purposes generally have low leverage, with strong access to liquidity ◦ 65% of REIT outstanding balances are investment grade or mapped to an IG risk rating, which provides loss insulation to the overall portfolio ◦ Balance of remaining unsecured is primarily to institutional RE Funds backed by predominantly IG sponsors • Total IRE (incl unsec. CRE) to Risk Based Capital(2): 107% and Construction, Land, and Acq. & Dev. to Risk Based Capital: 19% are well below supervisory limits (300%/100%) Key Portfolio Metrics

26 CRE- Office Portfolio (Outstanding balances as of March 31, 2025) (1) $ in Millions. Amounts include IRE and CRE Unsecured loans but exclude Held For Sale loans. Metrics represent 03/31/2025 results except for charge-offs, which reflects results for the 3 months ended March 31, 2025, annualized, based on average balances. NPL & ACL percentages are based on Portfolio totals. (2) Stressed LTV based on GreenStreet's Commercial Property Price Index as of April 4, 2025; applied the "Recent Peak" discount to properties where the latest appraisal is >1 year (37% discount); applied the "Past 12 Months" discount to properties where an appraisal occurred within the last year (0% discount). (3) Includes matured balances. (4) Comprised of REITs and business banking borrowers. • Business Offices secured = 88% / unsecured = 12% • WA LTV 70% (based on appraisal at origination or most recent received); Stressed WA LTV 85% using GreenStreet(2) • 60% of secured outstanding IRE balances are located in the South of which 90% is Class A • Investment Grade tenants make up 77% of Single Tenant IRE balances • For Office loans maturing in the next 12 months, properties are 87% leased on average (86% occupied) • $691M or approximately 50% of total Office balances will mature in the next 12 months(3) • Rents have reduced slightly or remain flat from pre-COVID levels while capital costs (i.e., tenant improvements) and rent concessions are high, contributing to a substantial decline in net effective rents Key Portfolio Metrics(1) Balances $1,387 % of Total Loans 1.5% NPL $184 NPL / Loans 13.3% Charge-offs $20 Charge-offs / Loans 5.6% ACL $110 ACL / Loans 7.9% Ongoing Portfolio Surveillance 59% 41% Multi-Tenant Single Tenant 92% 8% Class A Class B Investor Real Estate Office Portfolio Overview 80% 20% Suburban Urban ACL Rates Single Tenant Multi Tenant Miscellaneous(4) 4.0% 13.9% 2.7%

27 Transportation - Trucking (Outstanding balances as of March 31, 2025) (1) $ in Millions. Metrics represent 03/31/2025 results except for charge-offs, which reflects results for the 3 months ended March 31, 2025, annualized, based on average balances. NPL & ACL percentages are based on Portfolio totals. Metrics are inclusive of the Ascentium portfolio. Key Portfolio Metrics(1) Balances $1,362 % of Total Loans 1.4% NPL $109 NPL / Loans 8.0% Charge-offs $27 Charge-offs / Loans 7.8% ACL $84 ACL / Loans 6.2% • The trucking industry entered 2025 with cautious optimism given the potential for freight demand and rates to recover; however, there is uncertainty especially as tariffs and the resulting impact on consumer spending / business investment make the path forward difficult to predict • Freight measures suggest that supply chain activity has increased; however, activity has recently slowed as trade related controls have been implemented • Our strategy remains primarily centered around larger, existing clients and slowing originations of smaller trucking financings at this point in the cycle Ongoing Portfolio Surveillance

28 Consumer Lending Portfolio • Avg. origination FICO 757 • Current LTV 53% • 99% owner occupied • 1Q25 QTD NCO 0.00% • Avg. origination FICO 760 • Current LTV 37% • 59% of portfolio is 1st lien • Avg. loan size $34,732 • $113M to convert to amortizing or balloon during 2025 • 1Q25 QTD NCO (0.03%) • Avg. origination FICO 779 • Avg. new loan $15,465 • 1Q25 Yield 7.82% • 1Q25 QTD NCO 1.97% • • Avg. origination FICO 771 • Avg. new line $8,812 • 1Q25 Yield 14.55% • 1Q25 QTD NCO 4.18% 5% 5% 5% 5% 11% 6% 7% 15% 9% 81% 67% 78% 2% 2% 2% Cons R/E secured Cons non-R/E secured Total consumer Not Available Above 720 620-680 Below 620 681-720 Consumer FICO Scores(1) (1) Refreshed FICO scores as of 03/31/2025. Consumer R/E secured balances comprise 78% of the Consumer portfolio while Consumer non-R/E balances comprise 22% of the Consumer portfolio. (2) Regions' Home Improvement Financing was formerly known as EnerBank. Residential Mortgage Consumer Credit Card Home Equity Home Improvement Financing(2)

29 QoQ Highlights • 1Q allowance essentially flat compared to the prior quarter, resulting in a $124M provision expense • A consistent ACL resulted from: ◦ Decreases in Specific Reserve borrowers driven by charge-offs ◦ Portfolio decrease due to net portfolio runoff and a reduction in the remaining average life of loan, partially offset by some credit quality deterioration ◦ Deterioration in the baseline economic forecast and net increases in qualitative adjustments driven by economic uncertainty resulting from concerns about the impacts of new tariffs $1,729 $(20) $(16) $37 $1,730 Allowance for Credit Losses 03/31/2025 ($ in millions) 12/31/2024 Portfolio Changes Economic/ Qualitative Changes Specific Reserve Changes

30 Pre-R&S period 1Q2025 2Q2025 3Q2025 4Q2025 1Q2026 2Q2026 3Q2026 4Q2026 1Q2027 Real GDP, annualized % change 1.4% 1.1% 0.9% 1.4% 1.7% 2.1% 2.3% 2.1% 2.0 % Unemployment rate 4.1% 4.2% 4.2% 4.3% 4.3% 4.3% 4.2% 4.2% 4.1 % HPI, year-over-year % change 3.1% 2.8% 2.3% 1.6% 1.1% 1.2% 1.4% 1.7% 2.0 % CPI, year-over-year % change 2.8% 3.0% 3.6% 3.6% 3.2% 2.9% 2.5% 2.3% 2.3 % Base R&S Economic Outlook (As of March 2025) • A single, base economic forecast represents Regions’ internal outlook for the economy as of 1Q25 over the reasonable & supportable forecast period • Economic uncertainty which was evaluated partially due to the pending tariff policy announcements is accounted for through qualitative adjustments to our modeled results • Management considered alternative internal and external forecasts to establish appropriate qualitative adjustments • Final qualitative adjustments included consideration of the allowance's sensitivity to economic uncertainties that reflected a 15-20% increase in the unemployment rate

31 As of 3/31/2025 Day 1 Ratios (in millions) Loan Balance ACL ACL/Loans Actual Proforma C&I $46,140 $572 1.24 % CRE-OO mortgage 4,849 107 2.21 % CRE-OO construction 316 10 3.04 % Total commercial $51,305 $689 1.34% 1.33% 1.32 % IRE mortgage 6,376 211 3.31 % IRE construction 2,457 33 1.36 % Total IRE $8,833 $244 2.77% 1.06% 1.06 % Residential first mortgage 20,000 113 0.56 % Home equity lines 3,130 89 2.84 % Home equity loans 2,371 28 1.18 % Consumer credit card 1,384 117 8.49 % Other consumer 870 60 6.95 % Total consumer $27,755 $407 1.47% 1.73% 1.41 % Sold/Acquired Portfolios(1) $7,840 $390 4.97% 5.92% 4.97 % Total $95,733 $1,730 1.81% 1.71% 1.62 % Allowance Allocation Regions "Day 1" CECL ACL ratio on 1/1/2020 was 1.71%. The company has executed a number of de-risking strategies that have improved the overall loan portfolio. Taking the 1Q25 loan portfolio and applying the "Day 1" ACL rates would produce a proforma Day 1 ACL ratio of 1.62%. (1) Sold portfolios since Day 1 CECL include SoFi, GreenSky and Auto. Acquired portfolios include Ascentium and EnerBank.

32 Management uses computations of earnings and certain other financial measures, which exclude certain adjustments that are included in the financial results presented in accordance with GAAP, to monitor performance and believes these measures provide meaningful information to investors. Non-interest expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest expense (non-GAAP), which is the numerator for the efficiency ratio. Non-interest income (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest income (non-GAAP), which is the numerator for the fee income ratio. Adjusted non-interest income (non-GAAP) and adjusted non-interest expense (non-GAAP) are used to determine adjusted pre-tax pre-provision income (non-GAAP). Net interest income (GAAP) on a taxable-equivalent basis and non-interest income are added together to arrive at total revenue on a taxable-equivalent basis. Adjustments are made to arrive at adjusted total revenue on a taxable-equivalent basis (non-GAAP), which is the denominator for the fee income and efficiency ratios. Net loan charge-offs (GAAP) are presented excluding adjustments to arrive at adjusted net loan-charge offs (non-GAAP). Adjusted net loan charge-offs as a percentage of average loans (non-GAAP) are calculated as adjusted net loan charge-offs (non-GAAP) divided by average loans (GAAP) and annualized. Regions believes that the exclusion of these adjustments provides a meaningful basis for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management. Tangible common shareholders’ equity, tangible common book value per share, and return on average tangible common shareholders' equity (ROATCE) ratios have become a focus of some investors and management believes they may assist investors in analyzing the capital position of the Company absent the effects of intangible assets and preferred stock. Analysts and banking regulators have assessed Regions’ capital adequacy using the tangible common shareholders’ equity measure. Because tangible common shareholders’ equity, tangible common book value per share, and ROATCE are not formally defined by GAAP or prescribed in any amount by federal banking regulations they are currently considered to be non-GAAP financial measures and other entities may calculate them differently than Regions’ disclosed calculations. Adjustments to shareholders' equity include intangible assets and related deferred taxes and preferred stock. Additionally, adjustments to ROATCE include accumulated other comprehensive income. The Company also presents accumulated other comprehensive income excluding adjustments to arrive at adjusted accumulated other comprehensive income (non-GAAP). Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common shareholders’ equity, management believes that it is useful to provide investors the ability to assess Regions’ capital adequacy on this same basis. CET1 is a capital adequacy measure established by federal banking regulators under the Basel III framework. Banking institutions that meet requirements under the regulations are required to maintain certain minimum capital requirements, including a minimum CET1 ratio. This measure is utilized by analysts and banking regulators to assess Regions’ capital adequacy. Under the framework, Regions elected to remove the effects of certain portions of AOCI in the calculation of CET1. Adjustments to the calculation prescribed in federal banking regulations are considered to be non-GAAP financial measures. Adjustments to CET1 include certain portions of AOCI to arrive at CET1 inclusive of AOCI (non-GAAP), which is a potential impact under recent proposed rulemaking standards. Since analysts and banking regulators may assess Regions’ capital adequacy using proposed rulemaking standards, management believes that it is useful to provide investors the ability to assess Regions’ capital adequacy on this same basis. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. In particular, a measure of earnings that excludes selected items does not represent the amount that effectively accrues directly to shareholders. Management and the Board of Directors utilize non-GAAP measures as follows: • Preparation of Regions' operating budgets • Monthly financial performance reporting • Monthly close-out reporting of consolidated results (management only) • Presentation to investors of company performance • Metrics for incentive compensation Non-GAAP Information

33 Non-GAAP Reconciliation Pre-Tax Pre-Provision Income (PPI) Quarter Ended ($ amounts in millions) 3/31/2025 12/31/2024 9/30/2024 6/30/2024 3/31/2024 1Q25 vs. 4Q24 1Q25 vs. 1Q24 Net income available to common shareholders (GAAP) $ 465 $ 508 $ 446 $ 477 $ 343 $ (43) (8.5) % $ 122 35.6 % Preferred dividends and other (GAAP) 25 26 44 24 25 (1) (3.8) % — — % Income tax expense (GAAP) 131 123 118 124 96 8 6.5% 35 36.5 % Income before income taxes (GAAP) 621 657 608 625 464 (36) (5.5) % 157 33.8 % Provision for credit losses (GAAP) 124 120 113 102 152 4 3.3% (28) (18.4) % Pre-tax pre-provision income (non-GAAP) 745 777 721 727 616 (32) (4.1) % 129 20.9 % Other adjustments: Securities (gains) losses, net 25 30 78 50 50 (5) (16.7) % (25) (50.0) % FDIC insurance special assessment 1 (2) (4) 4 18 3 150.0% (17) (94.4) % Salaries and employee benefits—severance charges 1 10 3 4 13 (9) (90.0) % (12) (92.3) % Branch consolidation, property and equipment charges — 1 — 1 1 (1) (100.0) % (1) (100.0) % Other miscellaneous expenses — — — (37) — — NM — NM Professional, legal and regulatory expenses 2 — 1 — 2 2 NM — — % Total other adjustments 29 39 78 22 84 (10) (25.6) % (55) (65.5) % Adjusted pre-tax pre-provision income (non-GAAP) $ 774 $ 816 $ 799 $ 749 $ 700 $ (42) (5.1) % $ 74 10.6 % NM - Not Meaningful

34 Non-GAAP Reconciliation NII, Non-Interest Income/Expense, and Efficiency Ratio NM - Not Meaningful Quarter Ended ($ amounts in millions) 3/31/2025 12/31/2024 9/30/2024 6/30/2024 3/31/2024 1Q25 vs. 4Q24 1Q25 vs. 1Q24 Non-interest expense (GAAP) A $ 1,039 $ 1,038 $ 1,069 $ 1,004 $ 1,131 $ 1 0.1% $ (92) (8.1) % Adjustments: FDIC insurance special assessment (1) 2 4 (4) (18) (3) (150.0) % 17 94.4 % Branch consolidation, property and equipment charges — (1) — (1) (1) 1 100.0% 1 100.0 % Salary and employee benefits—severance charges (1) (10) (3) (4) (13) 9 90.0% 12 92.3 % Professional, legal and regulatory expenses (2) — (1) — (2) (2) NM — — % Other miscellaneous expenses — — — 37 — — NM — NM Adjusted non-interest expense (non-GAAP) B $ 1,035 $ 1,029 $ 1,069 $ 1,032 $ 1,097 $ 6 0.6% $ (62) (5.7) % Net interest income (GAAP) C $ 1,194 $ 1,230 $ 1,218 $ 1,186 $ 1,184 $ (36) (2.9) % $ 10 0.8 % Taxable-equivalent adjustment 12 13 12 12 13 (1) (7.7) % (1) (7.7) % Net interest income, taxable-equivalent basis D $ 1,206 $ 1,243 $ 1,230 $ 1,198 $ 1,197 $ (37) (3.0) % $ 9 0.8 % Non-interest income (GAAP) E 590 585 572 545 563 5 0.9% 27 4.8 % Adjustments: Securities (gains) losses, net 25 30 78 50 50 (5) (16.7) % (25) (50.0) % Adjusted non-interest income (non-GAAP) F $ 615 $ 615 $ 650 $ 595 $ 613 — — % $ 2 0.3 % Total revenue C+E=G $ 1,784 $ 1,815 $ 1,790 $ 1,731 $ 1,747 $ (31) (1.7) % $ 37 2.1 % Adjusted total revenue (non-GAAP) C+F=H $ 1,809 $ 1,845 $ 1,868 $ 1,781 $ 1,797 $ (36) (2.0) % $ 12 0.7 % Total revenue, taxable-equivalent basis D+E=I $ 1,796 $ 1,828 $ 1,802 $ 1,743 $ 1,760 $ (32) (1.8) % $ 36 2.0 % Adjusted total revenue, taxable-equivalent basis (non- GAAP) D+F=J $ 1,821 $ 1,858 $ 1,880 $ 1,793 $ 1,810 $ (37) (2.0) % $ 11 0.6 % Efficiency ratio (GAAP) A/I 57.9% 56.8% 59.3% 57.6% 64.3 % Adjusted efficiency ratio (non-GAAP) B/J 56.8% 55.4% 56.9% 57.6% 60.6 % Fee income ratio (GAAP) E/I 32.9% 32.0% 31.7% 31.3% 32.0 % Adjusted fee income ratio (non-GAAP) F/J 33.8% 33.1% 34.6% 33.2% 33.9%

35 Non-GAAP Reconciliation Net Income Available to Common Shareholders, Adjusted Diluted EPS, and Return Ratios NM - Not Meaningful Quarter Ended ($ amounts in millions) 3/31/2025 12/31/2024 9/30/2024 6/30/2024 3/31/2024 1Q25 vs. 4Q24 1Q25 vs. 1Q24 Net income available to common shareholders (GAAP) A $ 465 $ 508 $ 446 $ 477 $ 343 $ (43) (8.5) % $ 122 35.6 % Adjustments: Securities (gains) losses, net 25 30 78 50 50 (5) (16.7) % (25) (50.0) % FDIC insurance special assessment 1 (2) (4) 4 18 3 (150.0) % (17) (94.4) % Salaries and employee benefits—severance charges 1 10 3 4 13 (9) (90.0) % (12) (92.3) % Branch consolidation, property and equipment charges — 1 — 1 1 (1) (100.0) % (1) (100.0) % Other miscellaneous expenses — — — (37) — — NM — NM Professional, legal and regulatory expenses 2 — 1 — 2 2 NM — — % Preferred stock redemption expense — — 15 — — — NM — NM Total adjustments 29 39 93 22 84 $ (10) (25.6) % $ (55) (65.5) % Tax impact of adjusted items (7) (9) (19) (11) (21) 2 22.2% 14 66.7 % Adjusted net income available to common shareholders (non-GAAP) B $ 487 $ 538 $ 520 $ 488 $ 406 $ (51) (9.5) % $ 81 20.0 % Weighted-average diluted shares C 910 915 918 918 923 Diluted EPS (GAAP) A/C $ 0.51 $ 0.56 $ 0.49 $ 0.52 $ 0.37 $ (0.05) (8.9) % $ 0.14 37.8 % Adjusted diluted EPS (non-GAAP) B/C 0.54 0.59 0.57 0.53 0.44 $ (0.05) (8.5) % $ 0.10 22.7 % Average shareholders' equity (GAAP) 18,127 18,042 18,047 16,713 17,121 85 0.5% 1,006 5.9 % Less: Average preferred stock (GAAP) 1,715 1,715 1,741 1,659 1,659 — — % 56 3.4 % Average common shareholders' equity (GAAP) D 16,412 16,327 16,306 15,054 15,462 85 0.5% 950 6.1 % Less: Average intangible assets (GAAP) 5,899 5,907 5,916 5,925 5,934 (8) (0.1) % (35) (0.6) % Average deferred tax liability related to intangibles (GAAP) (126) (123) (120) (115) (113) (3) 2.4% (13) 11.5 % Average tangible common shareholders' equity (non-GAAP) E $ 10,639 $ 10,543 $ 10,510 $ 9,244 $ 9,641 96 0.9% 998 10.4 % Return on average common shareholders' equity (GAAP) A/D 11.49% 12.39% 10.88% 12.74% 8.92 % Return on average tangible common shareholders' equity (non-GAAP) A/E 17.72% 19.19% 16.87% 20.75% 14.31 % Adjusted return on average tangible common shareholders' equity (non-GAAP) B/E 18.58% 20.30% 19.68% 21.23% 16.96%

36 Non-GAAP reconciliation Return on Average Tangible Common Shareholders' Equity Quarter Ended Year Ended ($ amounts in millions) 3/31/2025 2024 2023 2022 2021 2020 2019 2018 2017 2016 2015 RETURN ON AVERAGE TANGIBLE COMMON SHAREHOLDERS' EQUITY Net income available to common shareholders A $ 465 $ 1,774 $ 1,976 $ 2,146 $ 2,400 $ 991 $ 1,503 $ 1,695 $ 1,199 $ 1,099 $ 998 Average shareholders' equity 18,127 $ 17,484 $ 16,522 $ 16,503 $ 18,201 $ 17,382 $ 16,082 $ 15,381 $ 16,665 $ 17,126 $ 16,916 Less: Average intangible assets 5,899 5,920 5,960 6,023 5,435 5,239 4,943 5,010 5,103 5,125 5,099 Average deferred tax liability related to intangibles (126) (117) (106) (103) (99) (99) (94) (97) (148) (162) (170) Average preferred stock 1,715 1,693 1,659 1,659 1,658 1,509 1,151 820 820 820 848 Average tangible common shareholders' equity B $ 10,639 $ 9,988 $ 9,009 $ 8,924 $ 11,207 $ 10,733 $ 10,082 $ 9,648 $ 10,890 $ 11,343 $ 11,139 Return on average tangible common shareholders' equity A/B 17.72% 17.77% 21.93% 24.05% 21.42% 9.23% 14.91% 17.57% 11.01% 9.69% 8.96%

37 Non-GAAP Reconciliation Non-Interest Expense Twelve Months Ended December 31 ($ amounts in millions) 2024 2023 2022 2021 2020 2019 2018 2017 2016 Non-interest expense (GAAP) $ 4,242 $ 4,416 $ 4,068 $ 3,747 $ 3,643 $ 3,489 $ 3,570 $ 3,491 $ 3,483 Adjustments: FDIC insurance special assessment (16) (119) — — — — — — — Contribution to Regions Financial Corporation foundation — — (3) (10) — (60) (40) — Professional, legal and regulatory expenses (3) (1) (179) (15) (7) — — — (3) Branch consolidation, property and equipment charges (3) (7) (3) (5) (31) (25) (11) (22) (58) Expenses associated with residential mortgage loan sale — — — — — (4) — — Early extinguishment of debt 4 — (20) (22) (16) — — (14) Salary and employee benefits—severance charges (30) (31) — (6) (31) (5) (61) (10) (21) Acquisition expense — — — (1) — — — — Other miscellaneous expenses 37 — — — — — — — — Adjusted non-interest expense (non-GAAP) $ 4,227 $ 4,262 $ 3,886 $ 3,698 $ 3,541 $ 3,443 $ 3,434 $ 3,419 $ 3,387

38 Quarter Ended ($ amounts in millions) 3/31/2025 12/31/2024 9/30/2024 6/30/2024 3/31/2024 ADJUSTED CET1 RATIO Common Equity Tier 1(1) A $ 13,355 $ 13,434 $ 13,185 $ 13,093 $ 12,913 Adjustments: AOCI gain (loss) on securities(2) (1,645) (2,024) (1,369) (2,298) (2,264) AOCI gain (loss) on defined benefit pension plans and other post employment benefits (406) (410) (437) (443) (447) Adjusted Common Equity Tier 1 (non-GAAP) B $ 11,304 $ 11,000 $ 11,379 $ 10,352 $ 10,202 Total risk-weighted assets(1) C $ 124,005 $ 124,440 $ 124,645 $ 125,682 $ 125,167 Common Equity Tier 1 ratio(1)(3) A/C 10.8% 10.8% 10.6% 10.4% 10.3 % Adjusted Common Equity Tier 1 ratio (non-GAAP)(1)(3) B/C 9.1% 8.8% 9.1% 8.2% 8.2 % Non-GAAP Reconciliation Adjusted CET1- inclusive of AOCI(4) (1) Common equity Tier 1 as well as Total risk-weighted assets are estimated. (2) Represents AOCI on AFS and HTM securities (3) Amounts calculated based upon whole dollar values (4) Consistent with the proposed Basel III Endgame rules, AOCI for CF hedges remains excluded.

39 As of and for Quarter Ended ($ amounts in millions, except per share data) 3/31/2025 12/31/2024 9/30/2024 6/30/2024 3/31/2024 TANGIBLE COMMON RATIOS Shareholders’ equity (GAAP) A $ 18,530 $ 17,879 $ 18,676 $ 17,169 $ 17,044 Less: Preferred stock (GAAP) 1,715 1,715 1,715 1,659 1,659 Common shareholders' equity (GAAP) B 16,815 16,164 16,961 15,510 15,385 Less: Intangible assets (GAAP) 5,894 5,902 5,911 5,920 5,929 Deferred tax liability related to intangibles (GAAP) (126) (126) (122) (119) (114) Tangible common shareholders’ equity (non-GAAP) C $ 11,047 $ 10,388 $ 11,172 $ 9,709 $ 9,570 Total assets (GAAP) D $ 159,846 $ 157,302 $ 157,426 $ 154,052 $ 154,909 Less: Intangible assets (GAAP) 5,894 5,902 5,911 5,920 5,929 Deferred tax liability related to intangibles (GAAP) (126) (126) (122) (119) (114) Tangible assets (non-GAAP) E $ 154,078 $ 151,526 $ 151,637 $ 148,251 $ 149,094 Shares outstanding—end of quarter F 899 909 911 915 918 Total equity to total assets (GAAP) A/D 11.59% 11.37% 11.86% 11.14% 11.00 % Tangible common shareholders’ equity to tangible assets (non-GAAP) C/E 7.17% 6.86% 7.37% 6.55% 6.42 % Common book value per share (GAAP) B/F $ 18.70 $ 17.77 $ 18.62 $ 16.94 $ 16.76 Tangible common book value per share (non-GAAP) C/F $ 12.29 $ 11.42 $ 12.26 $ 10.61 $ 10.42 Non-GAAP Reconciliation Tangible Common Ratios

40 Forward-Looking Statements This presentation and the accompanying earnings call may include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. In addition, the company, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. The words “future,” “anticipates,” “assumes,” “intends,” “plans,” “seeks,” “believes,” “predicts,” “potential,” “objectives,” “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” “would,” “will,” “may,” “might,” “could,” “should,” “can,” and similar terms and expressions often signify forward-looking statements. Forward-looking statements are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s current expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, and because they also relate to the future they are likewise subject to inherent uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. Therefore, we caution you against relying on any of these forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, those described below: • Current and future economic and market conditions in the United States generally or in the communities we serve (in particular the Southeastern United States), including the effects of possible declines in property values, increases in interest rates and unemployment rates, inflation, financial market disruptions and potential reductions of economic growth, which may adversely affect our lending and other businesses and our financial results and conditions. • Possible changes in trade, monetary and fiscal policies of, and other activities undertaken by, governments, agencies, central banks and similar organizations, including tariffs, which could have a material adverse effect on our businesses and our financial results and conditions. • Changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets (such as our portfolio of investment securities) and obligations, as well as the availability and cost of capital and liquidity. • Volatility and uncertainty about the direction of interest rates and the timing of any changes, which may lead to increased costs for businesses and consumers and potentially contribute to poor business and economic conditions generally. • Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans and leases, including operating leases. • Changes in the speed of loan prepayments, loan origination and sale volumes, charge-offs, credit loss provisions or actual credit losses where our allowance for credit losses may not be adequate to cover our eventual losses. • Possible acceleration of prepayments on mortgage-backed securities due to declining interest rates, and the related acceleration of premium amortization on those securities. • Possible changes in consumer and business spending and saving habits and the related effect on our ability to increase assets and to attract deposits, which could adversely affect our net income. • Loss of customer checking and savings account deposits as customers pursue other, higher-yield investments, or the need to price interest-bearing deposits higher due to competitive forces. Either of these activities could increase our funding costs. • Possible downgrades in our credit ratings or outlook could, among other negative impacts, increase the costs of funding from capital markets. • The loss of value of our investment portfolio could negatively impact market perceptions of us. • Our ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support our businesses. • The effects of social media on market perceptions of us and banks generally. • The effects of problems encountered by other financial institutions that adversely affect us or the banking industry generally could require us to change certain business practices, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses. • Volatility in the financial services industry (including failures or rumors of failures of other depository institutions), along with actions taken by governmental agencies to address such turmoil, could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital. • Our ability to effectively compete with other traditional and non-traditional financial services companies, including fintechs, some of which possess greater financial resources than we do or are subject to different regulatory standards than we are. Forward-Looking Statements

41 • Our inability to develop and gain acceptance from current and prospective customers for new products and services and the enhancement of existing products and services to meet customers’ needs and respond to emerging technological trends in a timely manner could have a negative impact on our revenue. • Our inability to keep pace with technological changes, including those related to the offering of digital banking and financial services, could result in losing business to competitors. • The development and use of AI presents risks and challenges that may impact our business. • Our ability to execute on our strategic and operational plans, including our ability to fully realize the financial and nonfinancial benefits relating to our strategic initiatives. • The risks and uncertainties related to our acquisition or divestiture of businesses and risks related to such acquisitions, including that the expected synergies, cost savings and other financial or other benefits may not be realized within expected timeframes, or might be less than projected; and difficulties in integrating acquired businesses. • The success of our marketing efforts in attracting and retaining customers. • Our ability to achieve our expense management initiatives. • Changes in commodity market prices and conditions could adversely affect the cash flows of our borrowers operating in industries that are impacted by changes in commodity prices (including businesses indirectly impacted by commodities prices such as businesses that transport commodities or manufacture equipment used in the production of commodities), which could impair the ability of those borrowers to service any loans outstanding to them and/or reduce demand for loans in those industries. • The effects of geopolitical instability, including wars, conflicts, civil unrest, and terrorist attacks and the potential impact, directly or indirectly, on our businesses. • Fraud, theft or other misconduct conducted by external parties, including our customers and business partners, or by our employees. • Any inaccurate or incomplete information provided to us by our customers or counterparties. • Inability of our framework to manage risks associated with our businesses, such as credit risk and operational risk, including third-party vendors and other service providers, which inability could, among other things, result in a breach of operating or security systems as a result of a cyber-attack or similar act or failure to deliver our services effectively. • Our ability to identify and address operational risks associated with the introduction of or changes to products, services, or delivery platforms. • Dependence on key suppliers or vendors to obtain equipment and other supplies for our businesses on acceptable terms. • The inability of our internal controls and procedures to prevent, detect or mitigate any material errors or fraudulent acts. • Our ability to identify and address cyber-security risks such as data security breaches, malware, ransomware, “denial of service” attacks, “hacking” and identity theft, including account take-overs, a failure of which could disrupt our businesses and result in the disclosure of and/or misuse or misappropriation of confidential or proprietary information, disruption or damage to our systems, increased costs, losses, or adverse effects to our reputation. • The effects of the failure of any component of our business infrastructure provided by a third party could disrupt our businesses, result in the disclosure of and/or misuse of confidential information or proprietary information, increase our costs, negatively affect our reputation, and cause losses. • The effects of any developments, changes or actions relating to any litigation or regulatory proceedings brought against us or any of our subsidiaries. • The costs, including possibly incurring fines, penalties, or other negative effects (including reputational harm) of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions or other legal actions to which we or any of our subsidiaries are a party, and which may adversely affect our results. • Changes in laws and regulations affecting our businesses, including legislation and regulations relating to bank products and services, such as changes to debit card interchange fees, special FDIC assessments, any new long-term debt requirements, as well as changes in the enforcement and interpretation of such laws and regulations by applicable governmental and self-regulatory agencies, including as a result of the changes in U.S. presidential administration, control of the U.S. Congress, and changes in personnel at the bank regulatory agencies, which could require us to change certain business practices, increase compliance risk, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses. • Our capital actions, including dividend payments, common stock repurchases, or redemptions of preferred stock, must not cause us to fall below minimum capital ratio requirements, with applicable buffers taken into account, and must comply with other requirements and restrictions under law or imposed by our regulators, which may impact our ability to return capital to shareholders. Forward-Looking Statements (continued)

42 • Our ability to comply with stress testing and capital planning requirements (as part of the CCAR process or otherwise) may continue to require a significant investment of our managerial resources due to the importance of such tests and requirements. • Our ability to comply with applicable capital and liquidity requirements (including, among other things, the Basel III Rules), including our ability to generate capital internally or raise capital on favorable terms, and if we fail to meet requirements, our financial condition and market perceptions of us could be negatively impacted. • Our ability to recruit and retain talented and experienced personnel to assist in the development, management and operation of our products and services may be affected by changes in laws and regulations in effect from time to time. • Our ability to receive dividends from our subsidiaries, in particular Regions Bank, could affect our liquidity and ability to pay dividends to shareholders. • Fluctuations in the price of our common stock and inability to complete stock repurchases in the time frame and/or on the terms anticipated. • The effects of anti-takeover laws and exclusive forum provision in our certificate of incorporation and bylaws. • The effect of new tax legislation and/or interpretation of existing tax law, which may impact our earnings, capital ratios and our ability to return capital to shareholders. • Changes in accounting policies or procedures as may be required by the FASB or other regulatory agencies could materially affect our financial statements and how we report those results, and expectations and preliminary analyses relating to how such changes will affect our financial results could prove incorrect. • Any impairment of our goodwill or other intangibles, any repricing of assets or any adjustment of valuation allowances on our deferred tax assets due to changes in tax law, adverse changes in the economic environment declining operations of the reporting unit or other factors. • The effects of man-made and natural disasters, including fires, floods, droughts, tornadoes, hurricanes and environmental damage (especially in the Southeastern United States), which may negatively affect our operations and/or our loan portfolios and increase our cost of conducting business. The severity and frequency of future earthquakes, fires, hurricanes, tornadoes, droughts, floods and other weather-related events are difficult to predict and may be exacerbated by global climate change. • The impact of pandemics on our businesses, operations and financial results and conditions. The duration and severity of any pandemic as well as government actions or other restrictions in connection with such events could disrupt the global economy, adversely affect our capital and liquidity position, impair the ability of borrowers to repay outstanding loans and increase our allowance for credit losses, impair collateral values and result in lost revenue or additional expenses. • The effects of any damage to our reputation resulting from developments related to any of the items identified above. • Other risks identified from time to time in reports that we file with the SEC. The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk Factors” in Regions’ Annual Report on Form 10-K for the year ended December 31, 2024 and in Regions’ subsequent filings with the SEC. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible to predict all of them. We assume no obligation and do not intend to update or revise any forward-looking statements that are made from time to time, either as a result of future developments, new information or otherwise, except as may be required by law. Regions’ Investor Relations contact is Dana Nolan at (205) 264-7040; Regions’ Media contact is Jeremy King at (205) 264-4551. Forward-Looking Statements (continued)